UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013 (December 16, 2013)

MYOS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53298	20-8758875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

                On December 16, 2013, MYOS Corporation (the “Company”) held its Annual Meeting of Stockholders. At the meeting, stockholders (i) re-elected Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Peter Diamandis, Dr. Buzz Aldrin and Dr. Sapna Srivastava to serve as directors of the Company, (ii) approved the compensation of the Company’s named executive officers, (iii) selected three years as the rate of frequency of the holding of an advisory vote on executive compensation, (iv) approved an amendment to the MYOS Corporation 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 10,000,000 shares to 20,000,000 shares and (v) ratified the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Set forth below are the final voting results for each of the proposals:

Proposal 1 – Election of Directors

Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Peter Diamandis, Dr. Buzz Aldrin and Dr. Sapna Srivastava were elected to serve as directors of the Company until the 2014 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Dr. Robert J. Hariri	55,655,380	10,100	32,336,289
Dr. Louis Aronne	55,215,380	450,100	32,336,289
Dr. Peter Diamandis	55,160,319	505,161	32,336,289
Dr. Buzz Aldrin	55,210,380	455,100	32,336,289
Dr. Sapna Srivastava	54,606,319	1,059,161	32,336,289

Proposal No. 2 – Advisory vote regarding the approval of compensation paid to named executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis. The voting results were as follows

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,765,778	839,167	8,060,535	32,336,289

Proposal No. 3 – Advisory vote regarding the frequency of stockholder advisory votes on executive compensation

The Company’s stockholders selected three years as the rate of frequency of the holding of an advisory vote on executive compensation. The voting results were as follows

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
26,952,070	8,001,110	12,766,165	7,936,135	32,336,289

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on executive compensation, to include a stockholder advisory vote on executive compensation in its annual meeting proxy materials every three years.

Proposal 4 – Amendment of the MYOS Corporation 2012 Equity Incentive Plan

The amendment to the MYOS Corporation 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 10,000,000 shares to 20,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,114,394	6,658,084	8,893,002	32,336,289

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
79,879,656	265,000	7,857,113

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013	MYOS CORPORATION

	By:	/s/ Peter Levy
Name: Peter Levy
Title: President